QUARTERLY REPORT
================================================================================

                                                       Greenwich Street
                                                       California
                                                       Municipal
                                                       Fund Inc.
                                                       -------------------------
                                                       November 30, 1996

-----------------------------------------------
Greenwich Street California Municipal Fund Inc.
-----------------------------------------------

Dear Shareholder:

We are pleased to provide you with the first quarter report for the Greenwich Street California Municipal Fund Inc. for the period ended November 30, 1996. Over the three-month period covered by this report, the Fund distributed income dividends totaling $0.174 per share. The table below details the annualized distribution rates and three-month total return based on the Fund's November 30, 1996 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price:

                                        Annualized             Total
               Price Per Share      Distribution Rate*         Return
               ---------------      ------------------         ------
                $13.49 (NAV)              5.16%                 6.89%
                $12.63 (NYSE)             5.51%                 8.32

In comparison, closed-end California municipal bond funds posted an average total return of 5.84% on NAV for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is an independent fund tracking organization.)

Market and Economic Overview

Throughout 1996, the U.S. economy has continued to enjoy a healthy recovery which began over six years ago. The national unemployment rate has fallen from around 7.5% in 1992, to just over 5% in 1996. Consumer price inflation has remained virtually unchanged since the end of 1991, and producer prices still appear to be declining on a long-term basis. Although there were little signs of inflation in 1996, the strength of the U.S. economy, particularly during the first two quarters of 1996, caused inflation fears to rise among many investors throughout most of the year. In addition, the debate over whether or not the Federal Reserve Board would raise interest rates continued to linger over the U.S. bond markets, which added to bond market volatility between April and September. However, during the third quarter of 1996, U.S. economic growth moderated and fears of inflation subsided. As a result, the bond market in general and municipal bonds specifically, responded positively to benign inflation numbers and moderate economic growth. The election results with the Republicans maintaining control of Congress was clearly a plus as far as the bond market was concerned. It provided an excellent backdrop for lower interest rates and the market responded with a powerful post-election rally.

----------
* Assuming monthly dividends at the current rate of $0.058 per share for twelve months. However, when applicable, the Fund may pay a capital gain distribution in lieu of an income dividend towards the end of the calendar year. The current annualized distribution rate based on NAV and NYSE alone would be 4.73% and 5.05%, respectively, if such were the case.

California Economic Highlights

California's economic recovery continues to gain momentum as shown by a broad range of economic indicators. For the first time since 1990, the State's unemployment rate fell below 7%. California has continued to add manufacturing jobs while factories nationwide are showing year-to-year declines. Leading the State's manufacturing job growth were the electronics, apparel and food processing industries. The State has also experienced strong non-residential real estate activity with increased sales and declining office vacancies. However, while residential housing prices have shown signs of firming, new housing starts and existing home sales have lagged behind the gains seen nationwide.

Fund's Investment Strategy

The Fund's main investment thrust during the reporting period was to concentrate primarily on high-grade discount essential service revenue bonds that would enable us to maximize performance in a lower interest rate environment. In addition, we have increased the average maturity of the Fund. We have also become willing to purchase general obligation bonds ("GOs") that meet our investment criteria, given the turnaround in the California economy. In fact, we recently added some California GOs to the Fund. Our goal is to provide shareholders with an attractive level of tax-exempt income consistent with a good total return, believing that this is the best way to maximize shareholder value.

As of November 30, 1996, 91% of the Fund's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Corporation or Moody's Investors Service Inc., with about 55% of the Fund's assets invested in triple-A bonds, the highest possible rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Fund's largest holdings are concentrated in water/sewer bonds (19.1%), hospital bonds (19.1%), transportation bonds (14.2%) and education bonds (8.2%). As of November 30, 1996 the average weighted maturity of the Fund was 23.3 years.

Outlook

We believe our current investment strategy of focusing on essential service revenue bonds will enable the Portfolio to be well-positioned going into the first quarter of 1997. Interest rates should continue to decline, but as the Spring approaches we will take a fresh look at the level of interest rates, the rate of U.S. economic growth and the pattern of foreign capital flows into the U.S., and reassess our position at that time.

In closing, thank you for investing in the Greenwich Street California Municipal Fund Inc. We look forward to continuing to help you achieve your financial goals.

Sincerely,

/s/ Heath B. McLendon                       /s/ Joseph P. Deane

Heath B. McLendon                           Joseph P. Deane
Chairman and                                Vice President
Chief Executive Officer


December 30, 1996

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                            November 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING                        SECURITY                                      VALUE
=================================================================================================
LONG-TERM INVESTMENTS -- 97.7%
Education -- 8.2%
                      California Education Facility Authority:
 $2,100,000   A1*       Loyola Marymount University, 5.750% due 10/1/24               $ 2,118,375
  2,000,000   A*        Southwestern University, 6.700% due 11/1/24                     2,160,000
-------------------------------------------------------------------------------------------------
                                                                                        4,278,375
-------------------------------------------------------------------------------------------------
General Obligation -- 3.5%
  1,865,000   AAA     California State GO, FGIC-Insured, 5.375% due 6/1/26              1,837,025
-------------------------------------------------------------------------------------------------
Hospital -- 19.1%
                      California Health Facility Financing Authority:
  1,930,000   A         Daniel Freeman Hospital, 6.500% due 5/1/20                      2,043,387
  2,000,000   Aa*       Kaiser Permanente Hospital, 5.550% due 8/15/25                  1,960,000
  2,000,000   AA      California Statewide Community Development Authority,
                        COP, St. Joseph's Hospital, 6.625% due 7/1/21(a)                2,160,000
  2,000,000   AA-     Fresno Health Facility Revenue, Holy Cross Health
                        System, 5.625% due 12/1/15                                      1,977,500
  1,750,000   A       Torrence Hospital Revenue, Little Company of Mary
                        Hospital, 6.875% due 7/1/15                                     1,859,375
-------------------------------------------------------------------------------------------------
                                                                                       10,000,262
-------------------------------------------------------------------------------------------------
Housing -- 6.8%
  1,400,000   AA      California HFA Home Mortgage, Series E,
                        6.375% due 8/1/27(b)                                            1,438,500
  2,000,000   AAA     Santa Rosa Mortgage Revenue, Village Square
                        Apartments, FHA-Insured, 6.875% due 9/1/27                      2,132,500
-------------------------------------------------------------------------------------------------
                                                                                        3,571,000
-------------------------------------------------------------------------------------------------
Miscellaneous -- 15.1%
  2,000,000   BBB+    Kings County Waste Management Authority, Solid
                        Waste Revenue, 7.200% due 10/1/14(b)                            2,172,500
  2,000,000   AAA     Los Angeles Convention and Exhibition Center Authority
                        Lease Revenue, MBIA-Insured, 5.375% due 8/15/18                 1,972,500
  2,000,000   AAA     Oceanside Civic Center Project, MBIA-Insured,
                        5.750% due 8/1/15                                               2,050,000
  1,675,000   AAA     Orange County, 1996 Recovery COP,
                        Series A, MBIA-Insured, 6.000% due 7/1/26                       1,727,344
-------------------------------------------------------------------------------------------------
                                                                                        7,922,344
-------------------------------------------------------------------------------------------------
Tax Allocation -- 11.7%
  2,100,000   Baa*    Hawthorne Community Redevelopment Agency,
                        Tax Allocation, 6.700% due 9/1/20                               2,199,750
  2,000,000   AAA     Rancho Cucamonga Redevelopment Agency,
                        Tax Allocation, MBIA-Insured, 5.250% due 9/1/26                 1,932,500
  2,000,000   AAA     San Jose Redevelopment Agency, Tax Allocation,
                        MBIA-Insured, 5.250% due 8/1/16                                 1,967,500
-------------------------------------------------------------------------------------------------
                                                                                        6,099,750
-------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                November 30, 1996
--------------------------------------------------------------------------------

    FACE
   AMOUNT    RATING                        SECURITY                                      VALUE
=================================================================================================
Transportation -- 14.2%
$ 2,000,000   BBB-    Foothill Eastern Transportation, California Toll Revenue,
                        6.000% due 1/1/34(a)                                          $ 2,002,500
  2,000,000   AAA     Los Angeles County Metropolitan Transportation Authority,
                        Sales Tax Allocation, MBIA-Insured, 5.625% due 7/1/18           1,997,500
 20,000,000   NR      San Joaquin Hills Transportation Corridor Agency,
                        Senior Lien Toll, zero coupon due 1/1/26                        3,400,000
-------------------------------------------------------------------------------------------------
                                                                                        7,400,000
-------------------------------------------------------------------------------------------------
Water & Sewer -- 19.1%
  1,240,000   AAA     Anaheim Public Finance Authority, Water Utility,
                        (Lenain Filtration Project), FGIC-Insured,
                        5.250% due 10/1/19                                              1,202,800
  2,000,000   AA      California State Department of Water Revenue,
                        Series L, 5.500% due 12/1/23                                    1,977,500
  2,140,000   AAA     East Bay Mud Wastewater System, FGIC-Insured,
                        5.000% due 6/1/26                                               2,006,250
  1,000,000   AAA     Redding Joint Powers Financing Authority, Waste Water
                        Revenue, FGIC-Insured, 5.500% due 12/1/18                       1,002,500
  1,500,000   AAA     San Diego PCFA Sewer Revenue,
                        FGIC-Insured, 5.000% due 5/15/20                                1,406,250
  2,430,000   AAA     Truckee-Donner Public Utility District,
                        MBIA-Insured, 5.400% due 11/15/21                               2,381,400
-------------------------------------------------------------------------------------------------
                                                                                        9,976,700
-------------------------------------------------------------------------------------------------
                      TOTAL LONG-TERM INVESTMENTS
                      (Cost -- $45,742,738)                                            51,085,456
-------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS(c) -- 2.3%
                      California Health Facility Authority:
    300,000   VMIG 1*   St. Joseph's Hospital, 3.500% due 7/1/13                          300,000
    200,000   VMIG 1*   Sutter Hospital, 3.350% due 3/1/20                                200,000
    700,000   SP-1+   California State Revenue Anticipation Notices,
                        Series C-5, 3.500% due 6/30/97                                    700,000
-------------------------------------------------------------------------------------------------
                      TOTAL SHORT-TERM INVESTMENTS
                      (Cost --  $1,200,000)                                             1,200,000
=================================================================================================
                      TOTAL INVESTMENTS -- 100%
                      (Cost -- $46,942,738**)                                         $52,285,456
=================================================================================================

(a)  Security segregated by Custodian for open market purchase commitment.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Variable rate obligation payable at par on demand at any time on no more than seven days notice.
**   Aggregate cost for Federal income tax purposes is substantially the same.

   See page 6 for the definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Ratings and Security Descriptions
--------------------------------------------------------------------------------

BOND RATINGS

All ratings are by Standard & Poor's Ratings Service ("Standard & Poor's"), except that those identified by an asterisk (*) are rated by Moody's Investors Service, Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA  --   Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.

AA   --   Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differ from the highest rated issue only in a small degree.

A    --   Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB  --   Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Moody's --Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa  --   Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa   --   Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A    --   Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa  --   Bonds that are rated "Baa" are considered as medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR   --   Indicates that the bond is not rated by Standard & Poor's or Moody's.

SHORT-TERM SECURITIES RATINGS

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1  --   Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having demand feature -- VRDO.

SECURITY DESCRIPTIONS

AMBAC   -- American Municipal Bond Assurance Corporation
CGIC    -- Capital Guaranty Insurance Company
COP     -- Certificate of Participation
FGIC    -- Financial Guaranty Insurance Company
FHA     -- Federal Housing Administration
FHLMC   -- Federal Home Loan Mortgage Corporation
FLAIRS  -- Floating Adjustable Interest Rate Securities
FNMA    -- Federal National Mortgage Association
FSA     -- Financial Security Assurance
GIC     -- Guaranteed Investment Contract
GNMA    -- Government National Mortgage Association
GO      -- General Obligation
HFA     -- Housing Finance Agency
IDA     -- Industrial Development Agency
IDR     -- Industrial Development Revenue
LOC     -- Letter of Credit
MBIA    -- Municipal Bond Investors Assurance Corporation
PCFA    -- Pollution Control Financing Authority
PCR     -- Pollution Control Revenue
PSFG    -- Permanent School Fund Guaranty
RIBS    -- Residual Interest Bonds

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                November 30, 1996
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost -- $46,942,738)                      $ 52,285,456
  Interest receivable                                                   781,560
  Deferred organization cost, net                                        57,766
--------------------------------------------------------------------------------
  Total Assets                                                       53,124,782
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    2,338,097
  Distributions payable                                               1,207,250
  Dividends payable                                                     107,672
  Payable to bank                                                        61,588
  Management fees payable                                                36,785
  Accrued expenses                                                       28,564
--------------------------------------------------------------------------------
  Total Liabilities                                                   3,779,956
--------------------------------------------------------------------------------
Total Net Assets                                                   $ 49,344,826
================================================================================
NET ASSETS:
  Par value of capital shares                                      $      3,658
  Capital paid in excess of par value                                43,831,350
  Overdistributed net investment income                                  (3,296)
  Accumulated net realized gain from security transactions              170,396
  Net unrealized appreciation of investments                          5,342,718
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $13.49 a share on 3,658,334 shares of $0.001
par value outstanding; 500,000,000 shares authorized)              $ 49,344,826
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------
For the Three Months Ended November 30, 1996

INVESTMENT INCOME:
  Interest                                                            $  729,699
--------------------------------------------------------------------------------
EXPENSES:
  Management fees (Note 3)                                               110,021
  Audit and legal                                                         11,842
  Shareholder and system servicing fees                                    8,990
  Shareholder communications                                               6,981
  Amortization of deferred organization cost                               5,089
  Directors' fees                                                            997
  Pricing service fees                                                       897
  Custody                                                                    611
  Other                                                                    2,431
--------------------------------------------------------------------------------
  Total Expenses                                                         147,859
--------------------------------------------------------------------------------
Net Investment Income                                                    581,840
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
   (excluding short-term securities):
    Proceeds from sales                                                6,027,124
    Cost of securities sold                                            5,563,934
--------------------------------------------------------------------------------
  Net Realized Gain                                                      463,190
--------------------------------------------------------------------------------
  Changes in Net Unrealized Appreciation of Investments:
    Beginning of period                                                3,228,979
    End of period                                                      5,342,718
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                              2,113,739
--------------------------------------------------------------------------------
Net Gain on Investments                                                2,576,929
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                                $3,158,769
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------
For the Three Months Ended November 30, 1996 (unaudited) and the Year Ended August 31, 1996

                                                    November 30      August 31
================================================================================
OPERATIONS:
  Net investment income                            $    581,840    $  2,318,811
  Net realized gain                                     463,190         914,456
  Increase in net unrealized appreciation             2,113,739         179,466
--------------------------------------------------------------------------------
  Increase in Net Assets From Operations              3,158,769       3,412,733
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                                (636,550)     (2,546,193)
  Net realized gains                                 (1,207,250)        (86,528)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                      (1,843,800)     (2,632,721)
--------------------------------------------------------------------------------
Increase in Net Assets                                1,314,969         780,012
NET ASSETS:
  Beginning of period                                48,029,857      47,249,845
--------------------------------------------------------------------------------
  End of period*                                   $ 49,344,826    $ 48,029,857
================================================================================
* Includes undistributed (overdistributed)
  net investment income of:                        $     (3,296)   $     51,414
================================================================================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Greenwich Street California Municipal Fund Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

      The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) gains or losses on the sale of securities are calculated by using the specific identification method;
(e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) expenses are charged to the Fund; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At August 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (i) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; and (j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, organization costs have been deferred and are being amortized on a straight-line basis over a five year period, beginning at the commencement of the Fund's operations in September 1994.

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

     2. EXEMPT-INTEREST DIVIDENDS AND OTHER DISTRIBUTIONS

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     3. MANAGEMENT AGREEMENT AND AFFILIATED TRANSACTIONS

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc., acts as investment manager to the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.90% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

     All officers and two Directors of the Fund are employees of Smith Barney
Inc.

     4. INVESTMENT TRANSACTIONS

     For the three months ended November 30, 1996 the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                             $5,503,084
--------------------------------------------------------------------------------
Sales                                                                  6,027,124
================================================================================

     At November 30, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                                        $5,342,718*
Gross unrealized depreciation                                                --
--------------------------------------------------------------------------------
Net unrealized appreciation                                          $5,342,718*
================================================================================
* Substantially the same for Federal income tax purposes.

     5. PORTFOLIO CONCENTRATION

     Since each Portfolio invests primarily in obligations of issuers within California, it is subject to possible concentration risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting California.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout each period:

                                              1996(1)        1996     1995(2)(3)
================================================================================
Net Asset Value, Beginning of Period          $ 13.13      $ 12.92    $ 12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(4)                       0.16         0.63       0.60
  Net realized and unrealized gain               0.70         0.30       0.84
--------------------------------------------------------------------------------
Total Income From Operations                     0.86         0.93       1.44
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                         (0.17)       (0.70)     (0.52)
  Net realized gains                            (0.33)       (0.02)      --
--------------------------------------------------------------------------------
Total Distributions                             (0.50)       (0.72)     (0.52)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $ 13.49      $ 13.13    $ 12.92
--------------------------------------------------------------------------------
Total Return, Based on Market Value              8.32%++     11.92%      0.25%++
--------------------------------------------------------------------------------
Total Return, Based on Net Asset Value           6.89%++      7.96%     12.24%++
--------------------------------------------------------------------------------
Net Assets, End of Period (000s)              $49,345      $48,030    $47,250
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(4)                                    1.21%+       1.15%      1.02%+
  Net investment income                          4.76+        4.75       5.16+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                            11%          42%         7%
--------------------------------------------------------------------------------
Market Value, End of Period                   $ 12.63      $ 12.13    $ 11.50
================================================================================
(1)  For the three months ended November 30, 1996 (unaudited).
(2)  Based on the weighted average shares outstanding for the period.
(3) For the period from September 23, 1994 (commencement of operations) to August 31, 1995.
(4) The Manager has waived a portion of its management fees for the period ended August 31, 1995. If such fees were not waived, the per share effect on net investment income would have been a decrease of $0.01, and the expense ratio would have been 1.14%, annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------
For a share of capital stock outstanding throughout the period:

                            AMEX          Net Asset    Income      Reinvestment
   Payable Date        Closing Price        Value     Declared         Price
================================================================================
December 27, 1994         $10.875          $11.48     $0.05800        $10.27
January 24, 1995           11.125           11.75      0.05800         11.27
February 21, 1995          11.625           12.46      0.05800         11.77
March 21, 1995             11.625           12.71      0.05800         11.77
April 25, 1995             11.500           12.87      0.05800         11.65
May 23, 1995               11.750           13.03      0.05800         11.77
June 23, 1995              11.750           12.81      0.05800         12.02
July 28, 1995              11.750           13.08      0.05800         11.95
August 25, 1995            11.625           12.70      0.05800         11.65
September 29, 1995         11.500           12.99      0.05800         11.65
October 27, 1995           11.625           13.26      0.05800         11.77
November 24, 1995          11.875           13.49      0.05800         12.02
December 29, 1995          12.000           13.80      0.05800         12.02
December 29, 1995+         12.000           13.80      0.02365         12.02
January 26, 1996           12.063           13.75      0.05800         12.14
February 23, 1996          12.000           13.67      0.05800         12.05
March 29, 1996             12.000           13.22      0.05800         12.05
April 26, 1996             12.125           13.08      0.05800         12.10
May 31, 1996               12.125           13.01      0.05800         12.03
June 28, 1996              12.000           13.12      0.05800         12.09
July 26, 1996              12.250           13.15      0.05800         12.41
August 30, 1996            12.125           13.13      0.05800         12.14
September 27, 1996         12.000           13.37      0.05800         12.01
October 25, 1996           12.125           13.42      0.05800         12.14
November 29, 1996          12.625           13.49      0.05800         12.76
November 29, 1996+         12.625           13.49      0.33000         12.76
================================================================================

+ Capital gain distribution.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

     Pursuant to the Fund's Dividend Reinvestment Plan ("Plan"), all distributions are automatically reinvested by First Data Investor Services Group, Inc. as plan agent ("Plan Agent") in additional shares of the Fund's Common Stock ("Common Shares") as provided below unless a shareholder elects to receive cash.

     Distributions with respect to Common Shares registered in the name of a broker-dealer or other nominee (i.e., in "Street Name") are reinvested by the broker or nominee in additional Common Shares under the Plan, unless the service is not provided by the broker or nominee. Investors who own Common Shares registered in Street Name should consult their broker-dealer for details. All distributions to shareholders who do not participate in the Plan are paid by check, mailed directly to the record holder by the Plan Agent.

     If the Fund declares a distribution payable either in Common Shares or in cash, nonparticipants in the Plan receive cash, and Plan participants receive the equivalent in Common Shares valued in the following manner: whenever the market price is equal to or exceeds the net asset value per share at the time Common Shares are valued for the purpose of determining the number of Common Shares equivalent to the cash distribution, participants are issued Common Shares valued at the greater of (1) the net asset value most recently determined or (2) 95% of the then current market price of the Common Shares.

     If the net asset value of the Common Shares at the time of valuation exceeds the market price of the Common Shares, or if the Fund declares a distribution payable only in cash, the Plan Agent buys Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Plan Agent applies all cash received as a distribution to purchase Common Shares on the open market as soon as practicable after the record date of the distribution, but in no event later than 30 days after such date, except when necessary to comply with applicable provisions of the Federal securities laws. If following the commencement of purchases and before the Plan Agent has completed its purchases the market price exceeds the net asset value of the Common Shares, the Plan Agent is permitted to cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the Plan Agent has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent which must be received at least ten business days prior to the distribution record date to become effective for that distribution. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the Plan Agent or participant. When a participant withdraws from the Plan or upon termination of the Plan as provided below, certificates for whole Fund shares credited to his or her account under the Plan are issued and a cash payment is made for any fraction of a Fund share credited to such account.

     The automatic reinvestment of distributions does not relieve participants of any Federal income tax that may be payable on such distributions.

     The Fund does not charge participants for reinvesting distributions. Any Plan Agent's fees for the handling of reinvestment of distributions under the Plan are paid by the Fund. There are no brokerage charges with respect to Common Shares issued directly by the Fund as a result of distributions payable either in stock or in cash. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to amend the Plan as applied to any distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the distribution. The Plan also may be terminated by the Fund or the Plan Agent by at least 30 days' written notice to all shareholders of the Fund. All correspondence concerning the Plan should be directed to the Plan Agent at First Data Investor Services Group, Inc., P.O. Box 1376, Boston, Massachusetts 02104.

--------------------------------------------------------------------------------
Additional Shareholder Information (unaudited)
--------------------------------------------------------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

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

Greenwich Street                                                    SMITH BARNEY
California                                                          ------------
Municipal Fund Inc.
                                               A Member of TravelersGroup [Logo]
Directors
Jessica M. Bibliowicz
Joseph H. Fleiss
Donald R. Foley
Paul Hardin
Francis P. Martin, M.D.
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
C. Richard Youngdahl

Officers
Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary

Investment Manager
Smith Barney Mutual
Funds Management Inc.

Custodian
PNC Bank, N.A.

Shareholder Servicing Agent
First Data Investor Services Group, Inc.
P.O. Box 1376
Boston, MA 02104

This report is submitted for the general information of the shareholders of
Greenwich Street California Municipal
Fund Inc. It is not authorized for distribu-tion to prospective investors unless accompanied or preceded by a current
Prospectus for the Fund, which contains
information concerning the Fund's
investment policies and expenses as well as other pertinent information.

Greenwich Street
California Municipal
Fund Inc.
388 Greenwich Street
New York,  New York 10013


FD01057 1/97